SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934




   Date of report (Date of earliest event reported)    February 6, 2003

                               Veritec Inc.
            (Exact Name of Registrant as Specified in Charter)


Nevada         			    000-15113                95-3954373
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
Incorporation)					          Identification No.)





9400 Golden Valley Road, Golden Valley, MN                   55427
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code        763.253.2670



(Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

Veritec, Inc. (the "Company") announced that Dean Westberg was offered and has accepted the invitation to join the Company's Board of Directors. The acceptance was effective January 15, 2003.

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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VERITEC INC.



Date:  February 6, 2003              By  /s/ Van Thuy Tran
                                         Van Thuy Tran

                                     Its Chief Executive Officer


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